UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 26, 2017

EQUITY BANCSHARES, INC.

(Exact name of registrant as specified in its charter)

Kansas	001-37624	72-1532188
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
7701 East Kellogg Drive, Suite 300 Wichita, KS		67207
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 316.612.6000

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02Results of Operations and Financial Condition.

On January 26, 2017, Equity Bancshares, Inc. (the “Company”) issued a press release announcing its financial results for the fourth quarter ended December 31, 2016. A copy of the press release is furnished as Exhibit 99.1 and is incorporated by reference herein.

The information in this Item 2.02, including Exhibit 99.1, is being furnished pursuant to Item 2.02 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, unless specifically identified therein as being incorporated therein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 26, 2017, the Company announced the appointment of Wendell Bontrager as Bank President of Equity Bank and as a director of Equity Bank, the Company’s wholly-owned banking subsidiary, effective as of February 20, 2017.  Mr. Bontrager, 48, joins Equity Bank from Old National Bank where he served as Region President from 2014 to 2017.  Prior to Old National Bank, Mr. Bontrager was the Executive Vice President and Chief Lending Officer of Tower Bank & Trust Company from 2008 to 2014. A copy of the press release is furnished as Exhibit 99.3 and is incorporated by reference herein.

There are no family relationships between Mr. Bontrager and any director or other executive officer of the Company, or with any person selected to become an officer or a director of the Company, nor are there any arrangements or understandings between Mr. Bontrager and other persons pursuant to which he was appointed as an executive officer of the Company. The Company has had no transactions since the beginning of its last fiscal year, and has no transactions proposed, in which Mr. Bontrager, or any member of his immediate family, has a direct or indirect material interest.

In connection with his appointment, Mr. Bontrager entered into an employment agreement, dated January 26, 2017, by and among the Company, Equity Bank and Mr. Bontrager.  The initial term of the employment agreement is three years and will automatically renew for successive one-year periods thereafter, unless the agreement is terminated in accordance with its terms. Under the terms of the employment agreement, Mr. Bontrager will receive a base salary of $275,000 and a target annual incentive bonus of 65% of his base salary, which shall be payable 50% in cash and 50% in equity of the Company, subject to the satisfaction of certain performance targets.  Mr. Bontrager will also be eligible to receive annual equity grants at the discretion of the Company.  On the effective date of his employment, Mr. Bontrager will be issued 25,000 options to purchase shares of the Company’s common stock which is subject to a five year vesting period, restricted stock valued at $110,00 which is subject to a five year vesting period, and a $65,000 cash signing bonus which must be repaid if Mr. Bontrager’s employment is terminated within the first 12 months of his employment.

Mr. Bontrager’s employment agreement provides that upon the termination of his employment (i) by the Company due to his failure to perform his duties to the satisfaction of the Chief Executive Officer of the Company, (ii) by the Company without cause, (iii) by Mr. Bontrager with good reason, or (iv) by the Company or Mr. Bontrager if such employment agreement is not renewed, Mr. Bontrager will be entitled to receive his base salary for a period of twelve months following such termination, subject to compliance with the terms of the employment agreement and execution of a general release in favor of the Company.  For purposes of the employment agreements, “good reason” includes the change in Mr. Bontrager’s status, title position or responsibilities that is materially inconsistent with his existing duties as Bank President or a material breach of the employment agreement by the Company.

Mr. Bontrager’s employment agreement contains a change in control provision that provides for a payment to him if (i) his employment is terminated within twelve months after a qualifying change in control for any reason other than death, permanent incapacity or cause, or (ii) he resigns for any reason within twelve months after a qualifying change in control. Upon a qualifying change in control and termination of his employment, Mr. Bontrager would be entitled to a payment equal to 2.0 times the sum of (i) his prior year’s base salary and (ii) all additional cash compensation paid to him and received during such year. Any payments pursuant to the change in control provision are subject to compliance with restrictions imposed by the Internal Revenue Code.

Additionally, Mr. Bontrager is bound by the restrictive covenants set forth in his employment agreement, which includes confidentiality, non-solicitation and non-competition restrictions.

The foregoing description of Mr. Bontrager’s employment agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the employment agreement, which is attached hereto as Exhibits 10.1 and is incorporated herein by reference.

Item 7.01Regulation FD Disclosure.

The Company intends to hold an investor call and webcast to discuss its financial results for the fourth quarter ended December 31, 2016 on Friday, January 27, 2017, at 9:00 a.m. Central Time. The Company’s presentation to analysts and investors contains additional information about the Company’s financial results for the fourth quarter ended December 31, 2016 and is furnished as Exhibit 99.2 and is incorporated by reference herein.

The information in this Item 7.01, including Exhibit 99.2, is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act, unless specifically identified therein as being incorporated therein by reference.

Item 9.01Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Employment Agreement, dated January 26, 2017, by and among the Company, Equity Bank and Wendell Bontrager
99.1	Earnings Press Release, dated January 26, 2017
99.2	Equity Bancshares, Inc. Investor Presentation
99.3	Announcement of President Press Release, dated January 26, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Equity Bancshares, Inc.

Date: January 26, 2017	By: /s/ Gregory H. Kossover
Gregory H. Kossover
Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description
10.1	Employment Agreement, dated January 26, 2017, by and among the Company, Equity Bank and Wendell Bontrager
99.1	Earnings Press Release, dated January 26, 2017
99.2	Equity Bancshares, Inc. Investor Presentation
99.3	Announcement of President Press Release, dated January 26, 2017